EXHIBIT 10.5

Subscription Agreement No.:____________

Name:_____________________________

Date:________________

GYROTRON TECHNOLOGY, INC.

SUBSCRIPTION AGREEMENT

SERIES B1 PREFERRED STOCK

Gyrotron Technology, Inc.

3412 Progress Drive

Bensalem, Pennsylvania 19020

Gentlemen:

1. Subscription.

(a) The undersigned subscriber (the “Subscriber”), intending to be legally bound, hereby irrevocably subscribes to purchase from Gyrotron Technology, Inc., a Delaware corporation (the “Company”) _______ units (the “Units”) each consisting of (i) one share of 10% Convertible Redeemable Series B1 Preferred Stock, par value $0.001 per Share (the “Series B1 Preferred Stock”), of the Company, and (ii) fifty warrants (the “Warrants”), each to acquire one share of common stock, par value $0.001 per share of the Company (each, a “Common Share”), expiring no earlier than 12/31/14 and no later than March 31, 2016 with an exercise price of $1.00 per Common Share, at a price of $35.00 per Unit, plus accrued dividends, if any; all as set forth on the signature page hereof. The form of Certificate of Designation (“COD”) for the Series B1 Preferred Stock, and the Warrant Agreement for the Warrants are attached as Exhibit B and C respectively and all references to their terms are qualified in their entirety by reference to said exhibits.

This subscription is made in accordance with and subject to the terms and conditions described in this Subscription Agreement (this “Agreement”) and any other documents concerning the Company that have been furnished to the Subscriber concerning the Offering (the “Other Offer Documents”).

The Shares that are the subject of this Agreement are part of an offering of Units by the Company (the “Offering”), on a best efforts basis. There are 80,000 shares of Series B1 Preferred Stock authorized. The number of Units that the Company may offer and/or sell is at the Company’s discretion.

The Company may use broker-dealers and other agents to offer and sell the Units, and/or finders identify and introduce potential subscribers to the Company. Compensation may be paid to these persons in the amount of (i) up to 6% of the gross proceeds to the Company of the Units that they have placed, to be paid in cash and/or in Units, and (ii) up to 4% of the number of Warrants purchased hereunder as part of the Units. in additional Warrants

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The Company may terminate the Offering at any time without prior notice. Also, the Company, in its sole discretion, may accept or reject this subscription for Shares and Warrants in whole or in part for any reason, but the Company will issue Shares and Warrants in respect of all subscriptions accepted prior to such termination. If the Company decides to reject this subscription, it will do so promptly following its receipt and will return the Subscriber’s funds without interest as soon as practicable.

The Series B1 Preferred Stock pro forma began to accrue dividends as of September 1, 2012. In lieu of requesting payment in the amount of dividends accrued through the date of delivery of the Subscriber’s subscription payment, the Company will withhold from the dividend payments otherwise payable to a Subscriber the amount of the dividends accrued through the date of delivery of the subscription payment. For the avoidance of doubt, for payments received prior to the filing of the COD, dividends accruing pro forma to the date of receipt of payment will be withheld.

THE SHARES AND THE WARRANTS BEING OFFERED HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY APPLICABLE STATE OR OTHER REGULATORY AUTHORITY PASSED UPON THE ACCURACY OR ADEQUACY OF THE OTHER OFFER DOCUMENTS OR ENDORSED THE MERITS OF THE OFFERING. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

THE SHARES AND THE WARRANTS ARE OFFERED PURSUANT TO EXEMPTIONS PROVIDED BY THE SECURITIES ACT, CERTAIN STATE SECURITIES LAWS AND CERTAIN RULES AND REGULATIONS PROMULGATED PURSUANT THERETO. NEITHER THE SHARES AND THE WARRANTS NOR ANY INTEREST THEREIN MAY BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND COMPLIANCE WITH ANY APPLICABLE STATE OR OTHER SECURITIES LAWS OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENT AND COMPLIANCE, THE AVAILABILITY OF WHICH MUST BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY.

The Subscriber understands that the Shares and the Warrants are being issued pursuant to the exemption from the registration requirements of the Securities Act, provided by Section 4(2) of such Act, or Regulation D promulgated thereunder, or both. As such, the Shares and the Warrants are only being offered and sold to investors who qualify as “accredited investors,” and the Company is relying on the representations made by the Subscriber in this Agreement that the Subscriber qualifies as such an accredited investor. The Shares and the Warrants are “restricted securities” for purposes of the United States securities laws and cannot be transferred except as permitted under these laws.

(b) The Subscriber is delivering (i) two executed copies of the signature page of this Agreement (including Exhibit A), and (ii) the subscription payment, in the form of:

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(x) a check payable to “Gyrotron Technology, Inc.” to:

Gyrotron Technology, Inc.

3412 Progress Drive

Bensalem, Pennsylvania 19020

Attention:  Vlad Sklyar; or

(y) a wire transfer to “Gyrotron Technology, Inc.”,

Wire Transfer Instructions to the Company:

Bank:	Wells Fargo Bank.	Account Name:
Swift WFBIUS6S		Gyrotron Technology Inc.
ABA No.:	121000248	Ref: Series B1 Units;
Account No.:	8788010547

or (z) by agreeing to accept Units for funds previously advanced to the Company or other amounts due Subscriber from Company.

If this subscription is accepted by the Company, in whole or in part, then, as soon as practicable following the acceptance, the Company will deliver to the Subscriber a certificate representing the Shares and the Warrants that the Subscriber has subscribed for and a fully executed copy of this Agreement.

If the Offering is oversubscribed, or for any other reason determined by the Company in its discretion, the Company may determine to accept a subscription for only a portion of the Shares and the Warrants for which the Subscriber has subscribed in this Agreement. In such a case, the Company will deliver the portion of the Shares and the Warrants that the Company has agreed to sell to the Subscriber, and the balance of the purchase price will be repaid to the Subscriber without interest.

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(c) The Subscriber may not withdraw this subscription or any amount paid pursuant thereto.

2. Conditions. It is understood and agreed that this subscription is made subject to all terms and conditions set forth in this Agreement, including those set forth in Section 1 above.

3.  Representations and Warranties of the Company. The Company represents and warrants to, and agrees with the Subscriber as follows, in each case as of the date hereof and in all material respects as of the date of any closing, except for any changes resulting solely from the Offering:

(a) The Company is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation with full power and authority to own, lease, license and use its properties and assets and to carry out the business in which it is engaged. The Company is duly qualified to transact the business in which it is engaged and is in good standing as a foreign corporation in every jurisdiction in which its ownership, leasing, licensing or use of property or assets or the conduct of its business makes such qualification necessary, except where the failure to be so qualified would not have a material adverse effect on the Company.

(b) The pro forma capitalization of the company as of 6/30/14 is set forth below.

BS"D

GYTI CAPITALIZATION		6/30/2014
			strike/
	Shares	F/D Shares	conversion	Liq preference	Div rate
common	14,388,454	14,388,454
Pfd A and A1	498,951	1,871,066	$1.60	$2,993,706	10%
Pfd B	39,959	1,198,770	$1.00	$1,198,770	10%
Pfd B1	32,737	1,636,850	$0.70	$1,145,795	10%
Warrants	60,000	60,000	$0.75
Warrants	2,588,614	2,588,614	$1.00
		21,743,754
accrued dividends				$393,450
neg working capital				$700,000

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Except as described herein or in the Other Offer Documents, there is no commitment, plan or arrangement to issue, and no outstanding option, warrant or other right calling for the issuance of, any share of capital stock of the Company or any security or other instrument which by its terms is convertible into, exercisable for or exchangeable for capital stock of the Company. The Company may in the ordinary course pay bonuses in stock or issue options to employees. The Company is currently seeking to raise additional capital on the same terms as are offered herein.

(c) The Company has all requisite power and authority to execute, deliver and perform its obligations under this Agreement and to issue and sell the Shares and the Warrants.

All necessary proceedings of the Company have been duly taken to authorize the execution, delivery, and performance of this Agreement. This Agreement has been duly authorized by the Company and, when executed and delivered by the Company will constitute the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

(d) No consent of any party to any contract, agreement, instrument, lease, license, arrangement or understanding to which the Company or any of its subsidiaries is a party or to which any of their respective properties or assets are subject is required for the execution, delivery or performance by the Company of any of this Agreement or the issuance and sale of the Shares or the Warrants.

(e) The execution, delivery and performance of this Agreement and the issuance and sale of the Shares and the Warrants will not violate or result in a breach of, or entitle any party (with or without the giving of notice or the passage of time or both) to terminate or call a default under any contract or agreement to which the Company is a party or violate or result in a breach of any term of the certificate of incorporation or by-laws of the Company, or violate any law, rule, regulation, order, judgment or decree binding upon, the Company or any of its subsidiaries, or to which any of their respective operations, businesses, properties or assets are subject, the breach, termination or violation of which, or default under which, would have a material adverse effect on the operations, business, properties or assets of the Company.

4. Representations, Warranties and Covenants of the Subscriber. The Subscriber hereby represents and warrants to, and agrees with, the Company as follows:

(a) The Subscriber is an “Accredited Investor” as that term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act, and as specifically indicated in Exhibit A to this Agreement.

(b) If a natural person, the Subscriber is: a bona fide resident of the state or non-United States jurisdiction contained in the address set forth on the signature page of this Agreement as the Subscriber’s home address; at least 21 years of age; and legally competent to execute this Agreement. If an entity, the Subscriber has its principal offices or principal place of business in the state or non-United States jurisdiction contained in the address set forth on the signature page of this Agreement, the individual signing on behalf of the Subscriber is duly authorized to execute this Agreement.

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(c) This Agreement has been duly executed and delivered by the Subscriber and constitutes the legal, valid and binding obligation of the Subscriber, enforceable against the Subscriber in accordance with its terms.

(d) Neither the execution, delivery or performance of this Agreement by the Subscriber violates or conflicts with, creates (with or without the giving of notice or the lapse of time, or both) a default under or a lien or encumbrance upon any of the Subscriber’s assets or properties pursuant to, or requires the consent, approval or order of any government or governmental agency or other person or entity under (i) any note, indenture, lease, license or other material agreement to which the Subscriber is a party or by which it or any of its assets or properties is bound or (ii) any statute, law, rule, regulation or court decree binding upon or applicable to the Subscriber or its assets or properties. If the Subscriber is not a natural person, the execution, delivery and performance by the Subscriber of this Agreement, and all other documents relating to an investment by Subscriber in the Shares, have been duly authorized by all necessary corporate or other action on behalf of the Subscriber and such execution, delivery and performance does not and will not constitute a breach or violation of, or default under, the charter or by-laws or equivalent governing documents of the Subscriber.

(e) The Subscriber has received, read carefully and is familiar with this Agreement; the Certificate of Designation for the Series B1 Preferred Stock; and the form of Warrant.

(f) The Subscriber, together with its professional advisor, is familiar with the Company’s business, plans and financial condition, the terms of the Offering and any other matters relating to the Offering; the Subscriber has received all materials which have been requested by the Subscriber; has had a reasonable opportunity to ask questions of the Company and its representatives; and the Company has answered to the satisfaction of the Subscriber all inquiries that the Subscriber or the Subscriber’s representatives have put to it. The Subscriber has had access to all additional information that the Subscriber has deemed necessary to verify the accuracy of the information set forth in this Agreement and the Other Offer Documents, and has taken all the steps necessary to evaluate the merits and risks of an investment as proposed under this Agreement and the Other Offer Documents.

(g) The Subscriber acknowledges that this subscription is and shall be irrevocable and this subscription and the agreements contained herein shall survive the insolvency, death or disability of the Subscriber (as applicable), except that the Subscriber shall have no obligation hereunder in the event that its subscription is for any reason rejected or the Offering is cancelled or terminated by the Company, which the Company reserves the right to do in its sole and absolute discretion and for any reason.

(h) The Subscriber or the Subscriber’s purchaser representative has such knowledge and experience in finance, securities, taxation, investments and other business matters so as to be able to protect the interests of the Subscriber in connection with this transaction.

(i) The Subscriber understands the various risks of an investment in the Company as proposed herein and can afford to bear such risks, including, without limitation, the risks of losing the entire investment.

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(j) The Subscriber acknowledges that no market for the Shares (or the Common Shares into which they are convertible) presently exists and none may develop in the future and that the Subscriber may find it impossible to liquidate the investment at a time when it may be desirable to do so, or at any other time.

(k) The Subscriber has been advised by the Company that neither the Shares nor the Warrants being offered (or the Common Shares into which the Shares are convertible of for which the Warrants are exercisable) have been registered under the Securities Act, that the Shares and the Warrants will be issued on the basis of the statutory exemption provided by Section 4(2) of the Securities Act or Regulation D promulgated thereunder, or both, relating to transactions by an issuer not involving any public offering and under similar exemptions under certain state securities laws; that this transaction has not been reviewed by, passed on or submitted to any United States Federal or state agency or self-regulatory organization where an exemption is being relied upon; and that the Company’s reliance thereon is based in part upon the representations made by the Subscriber in this Agreement.

(l) The Subscriber acknowledges that the Subscriber has been informed by the Company of, or is otherwise familiar with, the nature of the limitations imposed by the Securities Act and the rules and regulations thereunder on the transfer of the Shares and the Warrants acquired hereunder (or the Common Shares into which the Shares are convertible of for which the Warrants are exercisable). In particular, the Subscriber agrees that no sale, assignment or transfer of any of the Shares or the Warrants acquired by the Subscriber (or the Common Shares into which the Shares are convertible of for which the Warrants are exercisable) shall be valid or effective, and the Company shall not be required to give any effect to such a sale, assignment or transfer, unless (i) the sale, assignment or transfer of such Shares or Warrants are registered under the Securities Act, it being understood that the Shares or the Warrants are not currently registered for sale and that the Company has no obligation or intention to so register the Shares or the Warrants, except as contemplated by the terms of this Agreement; (ii) the Shares (or the Common Shares into which the Shares are convertible of for which the Warrants are exercisable) are sold, assigned or transferred in accordance with all the requirements and limitations of Rule 144 under the Securities Act (it being understood that Rule 144 is not available at the present time for the sale of the Shares or the Warrants), or (iii) such sale, assignment or transfer is otherwise exempt from registration under the Securities Act, including Regulation S promulgated thereunder. The Subscriber further understands that an opinion of counsel and other documents may be required to transfer the Shares or the Warrants.

(m) The Subscriber acknowledges that the Shares to be acquired will be subject to a stop transfer order and any certificate or certificates evidencing any Shares shall bear the following or a substantially similar legend and such other legends as may be required by state blue sky laws:

“THE SHARES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF U.S. PERSONS EXCEPT PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT.”

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The Subscriber acknowledges that the Warrants to be acquired will be subject to a stop transfer order and the certificate or certificates evidencing the Warrants shall bear the following or a substantially similar legend and such other legends as may be required by state blue sky laws:

“THE WARRANTS EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF U.S. PERSONS EXCEPT PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT.”

(n) The Subscriber will acquire the Shares and the Warrants for the Subscriber’s own account (or, if such individual is married, for the joint account of the Subscriber and the Subscriber’s spouse either in joint tenancy, tenancy by the entirety or tenancy in common) for investment and not with a view to the sale or distribution thereof or the granting of any participation therein in violation of the securities laws, and has no present intention of distributing or selling to others any of such interest or granting any participation therein in violation of the securities laws.

(o) No representation, guarantee or warranty has been made to the Subscriber by any broker, the Company, any of the officers, directors, stockholders, partners, employees or agents of any of them, or any other persons, whether expressly or by implication, that:

(I) the Company or the Subscriber will realize any given percentage of profits and/or amount or type of consideration, profit or loss as a result of the Company’s activities or the Subscriber’s investment in the Company; or

(II) the past performance or experience of the management of the Company, or of any other person, will in any way indicate the predictable results of the ownership of the Shares or the Warrants or of the Company’s activities.

(p) The Subscriber is not subscribing for the Shares or the Warrants as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or presented at any seminar or similar gathering; or any solicitation of a subscription by a person, other than Company personnel, previously not known to the undersigned.

(q) The Subscriber is not relying on the Company with respect to the tax considerations or the economic merit of an investment.

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(r) The Subscriber understands that the net proceeds from all subscriptions paid and accepted pursuant to the Offering (after deduction for commissions, discounts and expenses of the Offering) will be used in all material respects to fund the business and operations of the Company in the discretion of management.

(s) The Subscriber acknowledges that the representations, warranties and agreements made by the Subscriber herein shall survive the execution and delivery of this Agreement and the purchase of the Shares and the Warrants.

(t) The Subscriber has consulted the Subscriber’s own financial, legal and tax advisors with respect to the economic, legal and tax consequences of an investment in the Shares and the Warrants and has not relied on the Other Offer Documents or the Company, its officers, directors or professional advisors for advice as to such consequences.

(u) Except as set forth on the signature page hereto, the Subscriber has not engaged any broker or other person or entity that is entitled to a commission, fee or other remuneration as a result of the execution, delivery or performance of this Agreement.

(v) For California and Massachusetts individuals: If the Subscriber is a California resident, such Subscriber’s investment in the Company will not exceed 10% of such Subscriber’s net worth (or joint net worth with his spouse). If the Subscriber is a Massachusetts resident, such Subscriber’s investment in the Company will not exceed 25% of such Subscriber’s joint net worth with his spouse (exclusive of principal residence and its furnishings).

5. Indemnification . The Subscriber understands the meaning and legal consequences of the representations and warranties contained in Section 4 hereof, and agrees to indemnify and hold harmless the Company and each officer, director, partner, employee, agent and controlling person of each of them, past, present or future, from and against any and all loss, damage or liability due to or arising out of a breach of any such representation or warranty.

6. Transferability. Neither this Agreement, nor any interest of the Subscriber herein, shall be assignable or transferable by the Subscriber in whole or in part except by operation of law. Any attempt to assign or transfer this agreement or any interest therein other than by operation of law shall be void. Notwithstanding the foregoing, Subscriber may transfer the securities acquired hereunder in accordance with the provisions of paragraph 4(l) above.

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7. Confidentiality. The Subscriber acknowledges and agrees that all information, written and oral, concerning the Company furnished from time to time to the Subscriber, has been and is provided on a confidential basis. The Subscriber further acknowledges and agrees that it may not disclose such information, other than to the extent that (i) the information becomes publicly available other than as a result of disclosure in violation of the provisions of this Agreement or (ii) such disclosure is required by law, to anyone other than (I) the Subscriber’s officers, directors, employees, legal counsel, accountants or authorized agents or advisors who have a need to know such information in connection with evaluating whether the Subscriber should enter into this Agreement and acquire the Shares, each of whom have agreed to the provisions of this Section 7 and (II) other stockholders of the Company and their representatives who have similarly agreed to the provisions of this Section 7. The provisions of this Section 7 shall survive the purchase of the Shares and the Warrants and/or the termination of this Agreement.

8.  Registration and Trading. Beginning 9 months from the date hereof, the Company agrees to pay to the Subscriber ½% per month calculated day-to-day on a 30/360 basis, of the Liquidation Preference of the Shares held by the Subscriber and acquired pursuant to this Agreement (the “Monthly Payment”), until the date that both of the following conditions shall be satisfied: (i) the Common Stock is listed for trading on a national securities exchange, an inter-dealer automated quotation system of a national association of securities dealers or listed on the OTC Pinks (or its successor or an equivalent or better regarded marketplace or listing) and (ii) the Common Shares issuable upon conversion of the Shares shall be registered under the Securities Act of 1933, as amended (the “Act”) or the Subscriber is then able to sell such Common Shares under Rule 144 promulgated pursuant to the Act (or the foreign equivalent of this condition (ii) if the listing in (i) is on a foreign exchange). The Monthly Fee will be pro rated if these conditions are satisfied with respect to only a portion of such Common Shares. The Monthly Payment shall be due and payable at the end of each month. If at any time during the six-month period commencing upon the day that both of the above conditions are first satisfied they are no longer satisfied, then the Company shall again become obligated to make the Monthly Payment until the above conditions have been satisfied for a period of six months in aggregate.

9. Miscellaneous.

(a) This Agreement, including the exhibits hereto, sets forth the entire understanding of the parties with respect to the subject matter hereof, supersedes all existing agreements among them concerning such subject matter, and may be modified only by a written instrument duly executed by the party to be charged.

(b) Except as otherwise specifically provided herein, any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or by Federal Express, Express Mail or similar overnight delivery or courier service or delivered (in person or by telecopy, telex or similar telecommunications equipment) against receipt to the party to whom it is to be given,

(i) if to the Company:

Gyrotron Technology, Inc.

3412 Progress Drive

Bensalem, Pennsylvania 19020

Attention: Vlad Sklyar

Fax: (215) 244-4742

Confirm: (215) 244- 4740

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with a copy to:

David Lubin

David Lubin & Associates, PLLC

10 Union Ave, Suite 5

Lynbrook, NY 11563

(516) 887-8200

fax: (516) 887-8250

(ii) if to the Subscriber, at the address set forth on the signature page hereof,

or in either case, to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 9(b). Any notice given by means permitted by this Section 9(b) shall be deemed given at the time of receipt thereof at the address specified in this Section 9(b).

(c) This Agreement shall be binding upon and inure to the benefit of the parties hereto, the successors and assigns of the Company, and the permitted successors, assigns, heirs and personal representatives of the Subscriber, not including, however, any transferees of the Shares.

(d) The headings in this Agreement are solely for convenience of reference and shall be given no effect in the construction or interpretation of this Agreement.

(e) This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(f) This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to principles governing conflicts of law that would defer to the substantive law of another jurisdiction. The parties hereby irrevocably consent to resolve any disputes in connection with, arising out of, or relating to this agreement by arbitration in New York City in front of three arbitrators with each party picking one arbitrator and the two selected arbitrators picking a third. Without limiting the foregoing, no action or proceeding in connection with, arising out of, or relating to this agreement shall be brought by the parties hereto in any court other than the courts of the State of New York or any federal court located in such State.

(g) This Agreement does not create, and shall not be construed as creating, any rights enforceable by any person not a party to this Agreement (except as specifically provided in this Agreement).

 [Signature page follows]

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SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year this subscription has been accepted by the Company as set forth below.

Units Subscribed For:	Print Name of Subscriber

By:
Social Security Number or other Taxpayer Identification Number		(Signature of Subscriber or Authorized Signatory)
Address:

Telephone:

Fax:

If the Shares will be held as joint tenants, tenants in common, or community property, please complete the following:

Print name of spouse or other co-subscriber

Signature of spouse or other co-subscriber

Print manner in which Shares and Warrant will be held

If the Shares and the Warrants have been purchased through a broker or other intermediary, please identify such entity:

[Please complete Exhibit A for each subscriber.]

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ACCEPTANCE OF SUBSCRIPTION

Name of Subscriber
ACCEPTED BY:

GYROTRON TECHNOLOGY, INC.

By:
Name:
Title:

Date: _______________, 2014

Funds Received: ____________, 2014

Accepted for ________________ Units

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EXHIBIT A

ACCREDITED INVESTOR STATUS

The oversigned subscriber represents that it is an Accredited Investor on the basis that it is (check one):

_____(i) A bank as defined in Section 3(a)(2) of the Act, or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act, whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; an insurance company as defined in Section 2(13) of the Act; an investment company registered under the Investment Company Act of 1940 (the “Investment Company Act”) or a business development company as defined in Section 2(a)(48) of the Investment Company Act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 (“ERISA”), if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors.

_____(ii) A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

_____(iii) An organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000.

_____(iv) A director or executive officer of the Company.

_____(v) A natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of his or her purchase exceeds $1,000,000 excluding his/their principal residence.

_____(vi) A natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

_____(vii) A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) (i.e., a person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment).

_____(viii) An entity in which all of the equity owners are accredited investors. (If this alternative is checked, the Subscriber must identify each equity owner and provide statements signed by each demonstrating how each is qualified as an accredited investor. Further, the Subscriber represents that it has made such investigation as is reasonably necessary in order to verify the accuracy of this alternative.

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